UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Road
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720 647-8519

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 13, 2025, Enliven Therapeutics, Inc. (the “Company”) issued a press release announcing updated positive data from the Phase 1 ENABLE clinical trial evaluating ELVN-001 in patients with chronic myeloid leukemia (“CML”). The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All of the information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 13, 2025, the Company announced updated positive data from the Phase 1 ENABLE clinical trial evaluating ELVN-001 in patients with CML.

ELVN-001 Data Highlights

Patient Demographics

•	As of the cutoff date of April 28, 2025, 90 patients have been enrolled in the ongoing Phase 1 trial across dose levels ranging from 10 mg once a day to 80 mg twice a day.

•	The vast majority of patients (80%), remain on study with a median treatment duration of ~29 weeks. 12.2% of patients discontinued due to lack of efficacy.

•	Patients enrolled were heavily pretreated:

•	67% of patients received three or more unique prior tyrosine kinase inhibitors (“TKIs”), including 58% of patients who received prior asciminib and 43% of patients who received prior ponatinib.

•	72% of patients had discontinued their prior TKI due to lack of efficacy.

Encouraging ELVN-001 Efficacy Data by 24 Weeks

•	Of the enrolled patients, 53 with typical breakpoint cluster region - Abelson (“BCR-ABL1”) transcripts and without T315I mutations were evaluable for major molecular response (“MMR”) by 24 weeks.

•	25 of 53 (47%) evaluable patients were in MMR by 24 weeks, with 13 of 41 (32%) achieving and 12 of 12 (100%) maintaining MMR.

•	Of those resistant to their last TKI, 14 of 34 (41%) were in MMR by 24 weeks.

•	Of those previously treated with asciminib or ponatinib, 12 of 34 (35%) were in MMR by 24 weeks.

•	All patients who achieved or maintained MMR were still in MMR at the time of data cutoff.

•	These data continued to compare favorably to precedent Phase 1 MMRs for approved BCR::ABL1 TKIs, particularly given the more heavily pretreated patient population in the ELVN-001 clinical trial.

•

Specifically, the achieved MMR rate by 24 weeks of 32% compares favorably with historical data from less heavily pretreated patients receiving asciminib, which showed achieved MMR rates of 24% in the Phase 1 trial and 25% in the ASCEMBL Phase 3 trial.

ELVN-001’s Safety Profile Consistent with High Selectivity for ABL1

•	ELVN-001 remains well-tolerated across all evaluated doses.

•	Only 3.4% (3 of 87) of patients had dose reductions due to treatment-emergent adverse events (“TEAEs”) and 4.6% (4 of 87) of patients discontinued due to TEAEs.

•	The majority of TEAEs were low frequency and low grade, and the hematologic TEAE profile was similar to or better than the approved TKIs.

•

Only 2.3% (2 of 87) of patients experienced ≥ Grade 3 non-hematologic treatment-related AEs. 6.9% (6 of 87) of patients experienced ≥ Grade 3 Thrombocytopenia and 5.7% (5 of 87) of patients experienced ≥ Grade 3 Neutropenia.

•	No evidence to date of enhanced cardiovascular toxicity and no treatment-related arterial occlusive events.

•	The maximum tolerated dose was not reached, and no exposure-toxicity relationship was observed.

ELVN-001 Pharmacokinetic (“PK”) Profile

•	The PK profile supports once-daily dosing with flexible administration requirements, including the ability to take with or without food.

•	There is low potential for drug-drug interactions, an important advantage given that the average CML patient takes approximately five concurrent medications.

The Company expects to initiate its first head-to-head Phase 3 pivotal trial in 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company and other matters that involve substantial risks and uncertainties. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations and financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the potential of, and plans regarding, market opportunities, and expectations regarding the Company’s programs, including ELVN-001; expected milestones for ELVN-001, including the potential timing for a start of a pivotal trial for ELVN-001; and statements by Enliven’s Chief Executive Officer, Chief Medical Officer and the Professor of Internal Medicine, Hematology and Oncology and Head of the Department of Hematology and Medical Oncology at the Jena University Hospital, Germany. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various risks and uncertainties, including, without limitation: the limited operating history of the Company; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize or license, or identify and complete strategic alternatives for, product candidates; the outcome of preclinical testing and early clinical trials for product candidates and the potential that the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials, including extrapolations or predictions regarding the safety and efficacy of ELVN-001 based on comparisons to published results of trials of other products, which may be different when evaluated in head-to-head studies; the Company’s limited resources; the risk of failing to demonstrate safety and efficacy of product candidates; the Company’s limited experience as a company in designing and conducting clinical trials; the potential for interim, topline, and preliminary data from the Company’s preclinical studies and clinical trials to materially change from the final data; potential delays or difficulties in the enrollment or maintenance of patients in clinical trials; developments relating to the Company’s competitors and its industry, including competing product candidates and therapies; the potential market opportunity for any of the Company’s programs; the decision to develop or seek strategic collaborations to develop the Company’s current or future product candidates in combination with other therapies and the cost of combination therapies; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of the Company to protect its intellectual property and proprietary technologies; the scope of any patent protection the Company obtains or the loss of any of the Company’s patent protection; reliance on third parties, including medical institutions, contract manufacturing organizations, contract research organizations and strategic partners; geo-political developments, general market or macroeconomic conditions; the Company’s ability to obtain additional capital to fund the Company’s general corporate activities and to fund the Company’s research and development; and other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), which may be found in the section titled “Risk Factors” in the Company’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the SEC and in the Company’s future reports to be filed with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: June 13, 2025	By:	/s/ Benjamin Hohl
	Name:	Benjamin Hohl
	Title:	Chief Financial Officer and Head of Corporate Development